UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 18, 2003 (June 12, 2003)

                      ALTERNATE MARKETING NETWORKS, INC.
              (Exact name of registrant as specified in its charter)


  Delaware                        0-26624             38-2841197
(State of other jurisdiction  (Commission File No.)  (IRS Employer
  of incorporation)                                   Identification Number)

               13155 Noel Road, 10th Floor, Dallas, TX 75240
           (Address of principal executive offices)  (Zip Code)

                              (972) 720-3500
            (Registrant's telephone number, including area code)


                               Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
























Item 4.  Changes in Registrant's Certifying Accountant.

On June 12, 2003, Deloitte & Touche LLP ("D&T"), who was previously engaged as the principal accountant to audit the financial statements of Alternate Marketing Networks, Inc., a Delaware corporation (the "Company"), was dismissed as the principal accountant and auditor of the Company and on June 12, 2003 the Company engaged Mann Frankfort Stein & Lipp CPAs, L.L.P. ("Mann") as the principal accountant to audit the financial statements of the Company.

The decisions to terminate D&T and engage Mann were approved by the Board of Directors and the Audit Committee of the Company.

D&T's report on the financial statements of the Company for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: as to 2002, D&T's report included an explanatory paragraph regarding the Company's accounting change required by SFAS No. 142, "Goodwill and Other Intangible Assets".

For the fiscal year ended December 31, 2002 and subsequent interim period through June 12, 2003, (1) there were no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with D&T's report on the financial statements of the Company; and (2) there were no reportable events as defined in Item 304 (1)(iv)B of Regulation S-B.

Mann will audit the financial statements of the Company to be included in the Form 10-KSB of the Company for the fiscal year ending December 31, 2003.
Prior to engaging Mann as the principal accountant, neither the Company nor anyone on its behalf consulted Mann regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Mann provide to the Company a written report or oral advice regarding the Company's decision as to any accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or a reportable event.

The Company provided D&T with a copy of this report on Form 8-K prior to filing with the Securities and Exchange Commission ("SEC") and requested that D&T furnish the Company with a letter addressed to the SEC stating whether D&T agrees with the statements in this report. A copy of the letter from D&T to the SEC is filed with this report as Exhibit 16.1 hereto.

Item 7.     Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.         Description

16.1                D&T Letter



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 18, 2003.

                                    ALTERNATE MARKETING NETWORKS, INC.


                                    By: /s/ Phillip D. Miller
                                    Name:   Phillip D. Miller
                                    Title:   Chairman









































                                EXHIBIT INDEX

Exhibit No.               Description

16.1                      D&T Letter


Exhibit 16.1

June 18, 2003



Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the statements in Item 4 of Form 8-K dated June 18, 2003, of Alternate Marketing Networks, Inc.

Yours Truly,



/s/Deloitte & Touche LLP
Dallas, Texas